Exhibit 4.2

SUBORDINATED SECURITY AGREEMENT

THIS SUBORDINATED SECURITY AGREEMENT (this “Security Agreement”), dated as of April 27, 2009, is entered into by and between ARI NETWORK SERVICES, INC., a Wisconsin corporation, (the “Debtor”), and CHANNEL BLADE TECHNOLOGIES CORP., a Virginia corporation (the “Secured Party).

WHEREAS, in connection with that certain Asset Purchase Agreement dated as of the date hereof by and between the Debtor and the Secured Party, the Debtor executed that certain Secured Subordinated Promissory Note dated as of the date hereof in favor of the Secured Party, as holder, in the principal amount of Five Million Dollars ($5,000,000) (together with all amendments, supplements or modifications thereto, or any amendment and restatement thereof) (the “Note”); and

WHEREAS, the execution and delivery of this Security Agreement, including the covenants and agreements made herein, are an important part of the Note, and the Secured Party has required the execution and delivery by the Debtor of this Security Agreement.

NOW, THEREFORE, in consideration of the parties’ promises and mutual agreements, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtor and the Secured Party agree as follows:

1.

DEFINITIONS.

(a)

Defined Terms.  As used in this Security Agreement, the following terms shall be defined as set forth below:

“Accounts” means all of the Debtor’s accounts, as such term is defined in the UCC, including each and every right of the Debtor to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by the Debtor or by some other person who subsequently transfers such person’s interest to the Debtor, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all Liens) which the Debtor may at any time have by law or agreement against any Account Debtor or other obligor obligated to make any such payment or against any property of such Account Debtor or other obligor; all including, but not limited to, all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

“Collateral” means all of the Debtor’s Accounts, Accessions, Chattel Paper, Commercial tort claims, Deposit Accounts, Documents, Equipment,

General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter-of-credit rights, Letters of credit, Payment intangibles, permits and licenses, Promissory notes, Software and Supporting Obligations; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) in the case of all goods, all accessions; (iii) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any goods; (iv) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods; and (v) proceeds of any and all of the foregoing.

“EBITDA” of a company means the consolidated net earnings of the company and its subsidiaries determined in accordance with the company’s accounting principles plus (without duplication) the amount of the following to the extent deducted in calculating the consolidated net income of the company:  (i) all applicable taxes, (ii) interest expenses with respect to indebtedness and (iii) depreciation and amortization.  With respect to the fiscal periods reported on the Debtor’s publicly filed statements, including, but not limited to, earnings conference call data posted on the Debtor’s website, EBITDA hereunder for such periods shall be the amount of EBITDA reported for such periods or be based on the components of EBITDA listed, above, reported for such periods.  For purposes of computing the EBITDA of the Debtor, the EBITDA of the Business and Subject Assets purchased by the Debtor under that certain Asset Purchase Agreement among the Debtor, Secured Party and certain other parties dated as of the date hereof (the “Purchase Agreement”) for any portion of the first eighteen (18) months after the date hereof shall be deemed to be not less than zero for purposes of computing the EBITDA of the Debtor for any period that includes those eighteen (18) months.

“Equipment” means all of the Debtor’s equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically the goods described in any equipment schedule or list herewith or hereafter furnished to the Secured Party by the Debtor.

“Event of Default” shall mean the occurrence of an Event of Default as that term is defined in the Note.

“General Intangibles” means all of the Debtor’s general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired.

“Inventory” means all of the Debtor’s inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

“Investment Property” means all of the Debtor’s investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, financial assets, stocks, bonds, mutual fund shares, money market shares and United States of America Government securities.

“Obligations”  shall mean any and all debts, obligations and liabilities of the Debtor to the Secured Party evidenced by the Note and this Security Agreement.

“UCC” shall mean the Uniform Commercial Code as adopted by and in effect in the State of Wisconsin, as the same may be amended or enacted from time to time.

(b)

Other Terms.  The terms “Accessions,” “Account Debtor,” “Commercial tort claims,”  “Deposit Account,” “Documents,” “Fixtures,” “Goods,” “Instruments,” “Letter-of-credit rights,” “Letters of credit,” “Payment intangibles,” “Proceeds,” “Promissory notes,” “Software,” “Supporting Obligations” and “Chattel Paper” shall have the definitions ascribed thereto from time to time by the UCC.

2.

SECURITY INTEREST.  To secure payment of the Obligations, the Debtor hereby grants the Secured Party a continuing security interest in all of the Debtor’s Collateral, subject to the subordination provisions set forth in Paragraph 4, below.

3.

DEBTOR’S WARRANTIES.  The Debtor warrants to the Secured Party that:

(a)

Fixtures.  The only Collateral attached to real estate are improvements to the offices of the Debtor at the locations described in Exhibit 3 hereto.

(b)

Names and Addresses/Collateral Locations.  The Debtor is duly organized and validly existing under the laws of the state of its incorporation.  The name appearing below is the correct name of the Debtor, and the Debtor does not do business under any other name except as set forth in Exhibit 3, hereto.  The address appearing below the Debtor’s signature is the Debtor’s chief executive office.  All other places of business of the Debtor are set forth in Exhibit 3, hereto.  The addresses where the Collateral will be kept are those appearing below the Debtor’s signature and those appearing in Exhibit 3, hereto.

4.

SUBORDINATION.  The Secured Party hereby acknowledges and agrees that the Obligations of the Debtor secured by this Security Agreement are subordinate to all Senior Debt (as hereinafter defined) of the Debtor, existing as of the date hereof or hereafter incurred, to current or future Senior Lenders (as hereinafter defined), including, but not limited to, JPMorgan Chase Bank, N.A. (“Chase”), as set forth in that certain Subordination Agreement among the Debtor, the Secured Party and Chase dated as of the date hereof and any additional subordination agreement described in Section 3 of the Note (each, a “Subordination Agreement”).  “Senior Debt” shall mean as of the date of this Agreement indebtedness, obligations and liabilities of the Debtor to the Senior Lenders of Two Million Dollars ($2,000,000), whether existing as of the date hereof or hereafter incurred (the “Minimum Subordination Amount”), which Senior Debt may be increased as provided in this Paragraph 4.  If at any time the Debtor’s trailing twelve month EBITDA (including EBITDA of any company or business acquired by the Debtor on or after the date hereof; provided, that, for purposes of this Paragraph 4, EBITDA of the Secured Party attributable to the operations of the Business and Subject Assets (as defined in the Purchase Agreement) during periods prior to the date hereof shall be deemed to be not less than zero) (the “TTM EBITDA”) is greater than Two Million Four Hundred Thirty Eight Thousand Dollars ($2,438,000) (the “Base EBITDA”), then the “Base EBITDA Percentage” shall be computed and determined as (i) the amount by which the TTM EBITDA exceeds the Base EBITDA, divided by (ii) the Base EBITDA, multiplied by (iii) one hundred (100).  The Debtor’s trailing twelve month revenues (including revenues of any company or business acquired by the Debtor on or after the date hereof) (the “TTM Revenue”) is greater than Sixteen Million Five Hundred Ninety-Five Thousand Dollars ($16,595,000) (the “Base Revenue”), then the “Base Revenue Percentage” shall be computed and determined as (i) the amount by which the TTM Revenue exceeds the Base Revenue, divided by (ii) the Base Revenue, multiplied by (iii) one hundred (100).  At any time, the lower of the Base EBITDA Percentage and the Base Revenue Percentage shall be defined as the “Lower Percentage.”  From time to time, the Debtor may increase the Senior Debt hereunder by a percentage of the Minimum Subordination Amount equal to the Lower Percentage by providing written notice of such increase to the Secured Party.  At any time after the Senior Debt is increased by the Lower Percentage of the Minimum Subordination Amount, the Senior Debt may continue to be increased by the Debtor under this Paragraph 4 at any time to an amount calculated by increasing the Minimum Subordination Amount by the Lower Percentage at such time; provided, that such Lower Percentage is greater than the Lower Percentage most previously applied to the Minimum Subordination Amount to increase the Senior Debt.  The Secured Party’s and Chase’s respective priorities in the Collateral and their respective rights relating thereto are as set forth in and subject to the provisions of the Subordination Agreement among Secured Party, Chase and Debtor.  The Secured Party, by executing this Security Agreement, agrees to execute such documents as any Senior Lender may request (including, but not limited to, an amendment to the Note reflecting the new subordination or intercreditor agreement) to effect the subordination intended hereunder in the form generally set forth in the Subordination Agreement, including, without limitation, any commercially reasonable debt subordination agreement or intercreditor agreement requested by any Senior Lender.   For purposes hereof, “Senior Lenders” shall mean any bank, including, but not limited to, Chase, institutional lender, company regularly involved in the business of lending or affiliate of any of the foregoing who makes loans or provides other financial accommodations to the Debtor, whether before or after the date of this Security Agreement, and who has not expressly agreed to subordinate those loans or accommodations to Secured Party.

5.

DEBTOR’S COVENANTS.

(a)

Maintenance and Perfection of Security Interest.  The Debtor shall pay all expenses and, upon request, take any action reasonably deemed advisable by the Secured Party to preserve the Collateral or to establish, determine priority of, perfect, continue to perfect, terminate and/or enforce the Secured Party’s interest in the Collateral or the Secured Party’s rights under this Security Agreement; provided, however, that the Secured Party acknowledges that its rights pursuant to this Security Agreement are subordinate to the rights of the Senior Lenders pursuant to each Subordination

Agreement.  The Debtor authorizes the Secured Party to file from time to time where permitted by law, such financing statements against the Collateral as the Secured Party deems necessary or useful to perfect its security interest.  The Debtor will not amend any financing statements in favor of the Secured Party except as permitted by law.  The Debtor hereby authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Debtor.  The Debtor shall not change (including, the addition to or removal of) any location on Exhibit 3, hereto, unless the Debtor provides the Secured Party with prior written notice of such change, but the parties intend that the Collateral, wherever located, is covered by this Security Agreement.  The Debtor shall not change its corporate name, state of incorporation or type of organization or organization identification number (if any), unless the Debtor provides the Secured Party with prior written notice of such change.  For the avoidance of doubt, any failure by the Debtor to notify the Secured Party of any change to Exhibit 3, or any change to its corporate name, state of incorporation or type of organization or organization identification number (if any), shall not be deemed an Event of Default.

(b)

Senior Lender Related Covenants.  Until the Note is paid and satisfied in full, to the extent the Debtor provides information to the Senior Lenders pursuant to the following sections of that certain Credit Agreement dated as of July 9, 2004, between the Debtor and Chase (as successor to merger with Bank One) to the Secured Party: Section 4.1 (Insurance), 4.2 (Existence), 4.3 (Financial Records), 4.4 (Inspection), 4.5A (Financial Reports), 4.5B (Financial Reports), 4.6 (Notices of Claims, Litigation, Defaults, etc.), 4.7 (Additional Information), 4.10 (Title to Assets and Property) and 4.12 (Employee Benefit Plans), or any substantially similar covenants made to other Senior Lenders, from time to time, the Debtor shall promptly provide such information to the Secured Party, provided, however, (i) the Secured Party shall not disclose to any third party any information provided by the Debtor to the Secured Party pursuant to such covenants and shall not use any such information in violation of any applicable law; (ii) the Debtor shall only be required to perform such covenants to the extent such performance would not cause a violation by the Debtor of any applicable law; and (iii) to the extent the performance by the Debtor of any such covenants would cause a violation of any applicable law and the Debtor does not perform any such covenants by reason therefore, the Debtor shall not be deemed to have defaulted in its obligations to the Secured Party hereunder and such non-performance by the Debtor shall not constitute an Event of Default under the Note.  Any information filed publicly by the Debtor via the EDGAR system, the Debtor’s website or otherwise shall be deemed to be provided to the Secured Party hereunder.

(c)

Collateral Records and Statements.  Until the Note is paid or satisfied in full, the Debtor shall keep accurate and complete records respecting the Collateral.  Until the Note is paid or satisfied in full, the Debtor shall, upon demand of the Secured Party, provide to the Secured Party such records respecting the Collateral as may be requested by the Secured Party, but only to the extent and at such times as the Debtor provides similar information to the Senior Lenders.

(d)

Negative Covenants.  Until the Note is paid and satisfied in full, the Debtor will not, without the written consent of the Secured Party:  (a) declare or pay dividends or make any other distributions upon any of its shares of capital stock, except that the Debtor may (i) repurchase options and its capital stock from employees, consultants or Board members of the Debtor at any time and in its sole discretion, and (ii) pay dividends in its capital stock; or (b) cease operations, liquidate or sell substantially all of its assets.

6.

DEFAULT.  Upon the occurrence and during the continuance of an Event of Default, in addition to its rights and remedies under the Note, and subject to the rights and remedies of the Senior Lender, the Secured Party shall have all rights and remedies for default provided by the UCC.

7.

SEVERABILITY.  If any provision of this Security Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Security Agreement or the validity or enforceability of this Security Agreement in any other jurisdiction.

8.

AMENDMENTS; SUCCESSORS AND ASSIGNS; TRANSFER OF RIGHTS OF SENIOR LENDERS.  The Security Agreement may be amended or modified only by an instrument in writing signed by the Debtor and the Secured Party.  This Security Agreement may not be assigned or transferred by Secured Party without the prior written consent of the Debtor, which consent shall not be unreasonably withheld.  Debtor may reasonably withhold its consent for reasons including, but not limited to, Debtor concluding in good faith that (i) the proposed transferee or one of its affiliates is a competitor, is likely to be a competitor or is likely to be acquired by a competitor, of Debtor, (ii) the proposed transferee or one of its affiliates intends to use its rights under the Note, this Security Agreement or any Subordination Agreement to (A) affect Debtor’s stock price, (B) unduly influence the Debtor’s Board of Directors from exercising its fiduciary duty to the Debtor’s stockholders, (C) assist such transferee in a tender offer for Debtor’s stock, change in control of Debtor, sale of assets of Debtor, or other business combination involving Debtor, (D) influence the Debtor’s Board of Directors to approve a voluntary surrender of some or all of the Collateral or similar transaction, or (E) absent an Event of Default under the Note, cause Debtor to make payments under the Note earlier than required under the Note, or (iii) the assignment or transfer would violate any laws or cause Debtor to violate any laws.  Any permitted assignee or transferee of this Security Agreement shall agree in writing with Debtor to the same restrictions on assignment or transfer of the Security Agreement as are set forth hereunder.  The Secured Party and the Debtor hereby agree that the ownership of more than fifty percent (50%) of the equity or voting equity of the Secured Party by any person or entity other than Michael Sifen while he is living or his heirs upon his death shall be deemed to be a transfer of this Security Agreement hereunder requiring the prior written consent of the Debtor.  This Security Agreement shall be binding upon the Debtor and its successors and assigns and shall inure to the benefit of the Secured Party and its permitted successors and assigns.  If any Senior Lender and Secured Party agree to assign the rights of the Senior Lender against the Debtor to Secured Party and provide twenty (20) days prior notice to the Debtor of the same, the Debtor shall not assert any legal claims to prevent such assignment if such assignment would not violate any rights or obligations of such Senior Lender or Secured Party in any agreements with the Debtor or violate any laws.  Notwithstanding the provisions of any instruments or agreements of the Senior Lenders assigned to the Secured Party or any other rights of the Senior Lenders, no Event of Default or acceleration of payments shall occur under the Note unless an Event of Default occurs under the express terms of the Note.

9.

GOVERNING LAW.  This Security Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to any choice of law rules or provisions (whether the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

10.

CONSENT TO JURISDICTION.  The Debtor and the Secured Party irrevocably consent to the exclusive jurisdiction of any federal court located within the Eastern District of the Commonwealth of Virginia and the Eastern District in the State of Wisconsin for the purposes of any suit, action or other proceeding arising out of this Security Agreement.  The Debtor and the Secured Party further agree that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address provided herein shall be effective service of process for any such action, suit or proceeding.  The Debtor and the Secured Party irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Security Agreement in such courts, and hereby irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.  THE DEBTOR AND THE SECURED PARTY HEREBY IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR THE ACTIONS OF SUCH PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

11.

NOTICES; REQUESTS FOR ACCOUNTING.  All notices and other communications hereunder shall be in writing and shall be given in accordance with the provisions of the Note.  All requests under Section 9-210 of the UCC:  (i) shall be made in a writing signed by an authorized person; (ii) shall be personally delivered, sent by registered or certified mail, return receipt requested, or by overnight courier of national reputation; (iii) shall be deemed to be sent when received by the Secured Party; and (iv) shall otherwise comply with the requirements of Section 9-210 of the UCC.  The Debtor requests that the Secured Party respond to all such requests which on their face appear to come from an authorized individual and releases the Secured Party from any liability for so responding.  The Debtor shall pay the Secured Party the maximum amount allowed by law for responding to such requests.

12.

COUNTERPARTS.  This Security Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute  one instrument.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Subordinated Security Agreement to be duly executed and delivered by their respective officers, thereunto duly authorized, as of the date first above written.

DEBTOR:

ARI NETWORK SERVICES, INC.

By:  /s/ Brian E. Dearing

       Brian E. Dearing,

       Chairman of the Board

Address:

11425 West Lake Park Drive #900

Milwaukee, Wisconsin 53224-3023

SECURED PARTY:

CHANNEL BLADE TECHNOLOGIES CORP.

By:  /s/ Michael Sifen

       Michael Sifen, President

Address:

500 Central Drive, Suite 106

Virginia Beach, Virginia 23454

[Signature page to Subordinated Security Agreement.]

Exhibit 3

BUSINESS NAMES AND ADDRESSES/COLLATERAL LOCATIONS

Business Names:

1.

ARI Network Services, Inc.

2.

ARI Outsourced F&I Center, LLC.

3.

ARI Europe B.V.

Business Addresses/Collateral Locations:

1.

11425 West Lake Park Drive #900, Milwaukee, Wisconsin 53224-3023.

2.

6101 Ball Road, Suite 309, Cypress, CA 90630.

3.

Raoul Wallenbergplein 1, 2405 CZ Alphen aan de Rijn, The Netherlands.

4.

2900 Sabre Street, Suite 50, Virginia Beach, Virginia, 23452.

5.

Employees of the Debtor who have home offices are provided with appropriate equipment of the Debtor.  Such equipment is maintained at their respective home offices.